UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22022
Advent Claymore Convertible Securities & Income Fund II
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
 (Address of principal executive offices) (Zip code)
Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
 (Name and address of agent for service)
Registrant's telephone number, including area code: (212) 482-1600
Date of fiscal year end: October 31
Date of reporting period: November 1, 2017 - April 30, 2018

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ADVENT CAPITAL MANAGEMENT

CEF

April 30, 2018 (UNAUDITED)

AGC | SEMIANNUAL REPORT

Advent Claymore Convertible Securities and Income Fund II

GUGGENHEIMINVESTMENTS.COM/AGC
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/agc, you will find:
●	Daily, weekly and monthly data on share prices, net asset values, dividends and more
●	Portfolio overviews and performance analyses
●	Announcements, press releases and special notices
●	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2018

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund” or “AGC”). This report covers the Fund’s performance for the six months ended April 30, 2018.
Advent Capital Management, LLC (“Advent” or the “Investment Manager”), serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield, and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of April 30, 2018, Advent managed approximately $9 billion in assets.
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
In March 2018, Advent Claymore Convertible Securities and Income Fund (“AVK”), Advent/Claymore Enhanced Growth & Income Fund (“LCM”), and the Fund announced that each Fund’s Board of Trustees had approved the merger of each of AGC and LCM, respectively, with and into AVK. More information about the proposed mergers appears later in this report.
All AGC returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2018, the Fund generated a total return based on market price of -4.23% and a total return of -1.97% based on NAV. As of April 30, 2018, the Fund’s market price of $5.65 represented a discount of 10.60% to NAV of $6.32.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
For the period, the Fund paid a monthly distribution of $0.047 per share. The most recent monthly distribution represents an annualized distribution rate of 9.98% based upon the last closing market price of $5.65 as of April 30, 2018.

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(Unaudited) continued	April 30, 2018

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distribution, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(n) on page 48 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 66 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/agc.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the
Advent Claymore Convertible Securities and Income Fund II
May 31, 2018

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QUESTIONS & ANSWERS (Unaudited)	April 30, 2018

The portfolio managers of Advent Claymore Convertible Securities and Income Fund II (the “Fund” or “AGC”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the equity, convertible securities, and high yield markets and Fund performance for the six-month period ended April 30, 2018.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as forward exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
Please describe the Fund’s investment in private securities.
The Fund may invest up to 15% of its managed assets in privately offered convertible securities, privately offered non-convertible income securities and any attached or related privately offered warrants or equity-linked securities (collectively, “private securities”), which may include securities of private companies and privately issued securities of public companies. Advent does not expect to invest more than 2.5% of the Fund’s managed assets in any single private security at the time of investment. The Fund invests primarily in private securities to seek to enhance the Fund’s current income. Therefore, the Fund will invest in a private security only if the expected yield on such security at the time of investment exceeds the yield of specified public convertible and high yield bond benchmarks (currently

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

the ICE Bank of America Merrill Lynch All U.S. Convertibles Index and ICE Bank of America Merrill Lynch US High Yield Total Return Index). The Fund is not required to dispose of private securities in the event that relative yields change after the time of investment. Advent has recently determined to dedicate a portion of the Fund’s assets to investments in private securities as a component of the Fund’s overall investment strategy. Any such private securities investments will increase the percentage of the Fund’s assets invested in illiquid securities. In order to provide for further diversification, Advent intends to limit the number of private securities transactions the Fund makes in any given year and deploy the Fund’s overall allocation to private securities over the course of several years. The Fund’s investment in private securities are subject to certain additional risks, including private companies risk, conflicts of interest, lack of history in private investments, valuation risk, operational risks, completion risk and co-investment risk.
Discuss Advent’s investment approach.
Advent’s approach involves a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.
This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the economic and market environment over the last six months.
At the start of the six-month period, a sense of optimism pervaded global bond and equity markets, as U.S. economic growth remained robust and markets began anticipating a windfall to corporate profits and personal income from the U.S. tax reform bill passed into law in December 2017. Central bank bond buying continued in Europe and Japan, and declines of the U.S. Federal Reserve (“Fed”) balance sheet in the U.S. occurred at a gradual pace that did not disrupt perceptions in the equity markets. Despite the disparity in monetary supply growth between the U.S. and foreign countries, the U.S. dollar continued a downtrend early in the six-month period, as concerns festered about the effect of the new tax law and executive branch policies on the U.S. trade and budget deficits. As foreign economies slowed later in the period, the dollar staged a mild rally, with the U.S. Dollar Index beginning the period at 94.6, dropping to a low of 88.6 in February, before rebounding to 91.8 to close the six-month period.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

As the labor market continued its steady progression toward lower unemployment and commodity prices marched higher, the Fed signaled its intent to continue its monetary normalization plans, with economic projections charts of governors showing either 0.75% or 1.00% increases in the Fed Funds rate expected in 2018. After years of periodic economic slowdowns short-circuiting the prospects of fast rate hikes, bond markets began taking the guidance seriously and took yields on the 10-year U.S. Treasury from 2.38% in October 2017 to 2.95% in April 2018. The impact of duration on the negative move in risk-free bond prices had its effect on the corporate bond markets; global convertible bonds as expressed by the Thomson Reuters Convertible Global Focus USD Hedged Index returned -0.46% during the period, while U.S. high yield bonds as expressed by the ICE Bank of America Merrill Lynch High-Yield Master II Index returned -0.23%.
Global equity markets tended to show momentary reaction to episodic geopolitical developments, such as the Iran nuclear agreement, North Korea’s nuclear arsenal, and the Italian election, but few thus far have become longstanding events inducing sustained fear in the markets. The greater focus remained on worldwide economic growth, which, while it remained generally robust in the U.S. and China, showed some slowdown in Europe and Japan, particularly in the first calendar quarter of 2018. Performance of local equity markets reflected this disparity, with the U.S. S&P 500 Index returning 3.9% during the period, the Euro STOXX 50 Index, -2.5%, Hong Kong’s Hang Seng Index, 9.7%, and the Japanese Nikkei 225 Stock Average Index, 3.1%. These indices all had larger returns midway through the Fund’s fiscal first half as a more optimistic economic outlook took hold before correcting on inflation fears coupled with select economic slowdowns in foreign countries.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2018, the Fund generated a total return based on market price of -4.23% and a total return of -1.97% based on NAV. As of April 30, 2018, the Fund’s market price of $5.65 represented a discount of 10.60% to NAV of $6.32. As of October 31, 2017, the Fund’s market price of $6.19 represented a discount of 8.02% to NAV of $6.73.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
Please discuss the Fund’s distributions.
For the period, the Fund paid a monthly distribution of $0.047 per share. The most recent monthly distribution represents an annualized distribution rate of 9.98% based upon the last closing market price of $5.65 as of April 30, 2018.
The Fund currently anticipates that some of the 2018 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2018 will be reported to shareholders in January 2019 on Form 1099-DIV.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distribution, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund's investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund's total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income." A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund's expense ratio.
Please see Note 2(n) on page 48 for more information on distributions for the period.
Please discuss the Fund’s proposed merger.
Advent Claymore Convertible Securities and Income Fund (“AVK”), Advent/Claymore Enhanced Growth & Income Fund (“LCM”) and AGC, each a closed-end fund (together, the Funds), announced in March 2018 that each Fund’s Board of Trustees had approved the mergers outlined below.

Target Funds	Ticker	Acquiring Fund	Ticker
Advent Claymore Convertible Securities
and Income Fund II	AGC	Advent Claymore Convertible
Advent/Claymore Enhanced Growth &		Securities and Income Fund	AVK
Income Fund	LCM

The mergers are intended to provide potential benefits to common shareholders, including lower operating expenses and greater secondary market liquidity, among other things.
The Funds have similar (but not identical) investment policies. Following completion of the mergers, AVK will be the surviving fund and will continue to pursue its investment objective to provide total return through a combination of capital appreciation and current income by investing at least 80% of its managed assets in a diversified portfolio of convertible and non-convertible income-producing securities. In the event a merger is consummated, the combined fund will operate pursuant to the investment policies of AVK and AVK will adopt a non-fundamental investment policy not to invest more than 20% of its managed assets in illiquid securities.
It is currently expected that the mergers will be completed in the third of quarter of 2018, subject to required shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions. Approval of the merger of AGC into AVK is not contingent upon approval

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

of LCM into AVK, and likewise, approval of the merger of LCM into AVK is not contingent upon approval of AGC into AVK.
Shares of each Fund will consider approval of the mergers at the Funds’ joint annual meeting of shareholders, which will be held on July 20, 2018. The record date for the annual meeting was April 17, 2018. This document is not a solicitation of any vote, consent or proxy from any Fund shareholder. Solicitation of shareholder approval of the mergers is made only pursuant to a separate Joint Proxy Statement/Prospectus and other proxy materials filed with the SEC under applicable federal securities laws. Shareholders are urged to read the Joint Proxy Statement/Prospectus and any other proxy materials because they contain important information regarding the proposed mergers. Shareholders may obtain, free of charge, copies of these documents at the SEC’s website at www.sec.gov, by calling (800) 345-7999 or by writing to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund had $125 million in leverage outstanding as of April 30, 2018, approximately 42% of the Fund’s total managed assets; $70 million is in the form of a line of credit with Société Générale, and $55 million was in a reverse repurchase agreement with Société Générale. Both forms of leverage have tranches that expire in December 2020 and December 2022, and the reverse repurchase agreement also has a floating tranche that varies with 3-month London Interbank Offered Rate (LIBOR). The average interest rate of leverage varies with the floating rates and was 3.56% at April 30, 2018, a rise from the 1.96% average discussed in the 2017 annual report.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
The NAV return for the Fund was below the cost of leverage for the period. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the fiscal period as the cost of borrowing rose with rising LIBOR short-term rates and management’s decision to negotiate fixed rates in the agreement to protect against even further rises in the coming years. The Fund secures a fixed rate for a majority of the leverage.
What was the impact of the Fund’s covered call strategy?
The income generated from writing covered call equity options depends on the volatility perceived in the markets at the time of writing. The Chicago Board Options Exchange Volatility Index (“VIX”), which averaged only 12.7 during the 2017 fiscal year, stayed in that range for the first part of the period and then rose sharply as the markets corrected starting in late January. As equity markets recovered some of the losses as the period ended, volatility for the most part fell back toward multiyear lows, with an

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

average of 15.9 for the six-month period and from between 13-14 for most of May (after the period ended), a level close to the 12.7 fiscal 2017 average.
While the Fund raised its exposure to equities during the period, it did so anticipating that rises in volatility would not be a substantial source of income given their low levels entering the period and the lack of expectation of recessionary conditions over the short and medium-term. As a result, the levels of option writing remained low compared to the Fund’s historical volume of option writing as the benefits of generating option premiums were deemed to be low compared to the upside in stocks signed away by placing a ceiling on the Fund’s gains in an equity position. Overall, the Fund’s policy of generating income from writing options against equity holdings will continue to have a modest effect on assisting the Fund to meet its distribution goals, the exact level of which depends on the level of the volatility in options markets and the upside outlook on individual equity holdings.
How were the Fund’s total investments allocated among asset classes during the six months ended April 30, 2018, and what did this mean for performance?
On April 30, 2018, the Fund’s total investments were invested approximately 41.6% in convertible bonds, convertible preferred securities, and mandatory convertibles; 39.6% in corporate bonds; 13.9% in equities; 3.7% in cash and cash equivalents; and 1.2% in senior floating rate interests.
On October 31, 2017, the Fund’s total investments were invested approximately 45.0% in convertible bonds, convertible preferred securities, and mandatory convertibles; 41.0% in corporate bonds; 9.4% in equities; 3.4% in cash and cash equivalents; and 1.2% in senior floating rate interests.
Although the Fund has a healthy allocation to high yield corporate bonds compared to its historical allocation to such bonds, the other main asset class of the Fund, global convertibles, remains in a situation of low coupons due to lower interest rates in foreign locales versus the U.S., and which are likely to achieve a result of satisfactory total return through capital appreciation rather than income.
International investments fell from 30% at October 2017 to 24% at April 2018. While economic growth remained healthy in most developed markets, the U.S. had the added boost from the tax reform bill accelerating corporate earnings growth and personal income. With interest rates rising and repricing many bond securities to higher yields, the Investment Manager felt there were more opportunities for income and capital appreciation in the U.S. than foreign markets and thus reduced the international allocation.
The income advantage of U.S. corporate issuers over that of European and Japanese issuers, where baseline government bonds provide lower yield, continued to make the Fund biased toward income investments in the U.S.
The Investment Manager also began classifying securities based on country of risk rather than incorporation, believing this more accurately represents an issuer’s geographic risk than incorporation which can include some countries classified under smaller offshore countries, having incorporated there for tax or other technical reasons. This change explains some of the numerical comparison between October 2017 and April 2018.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

What were some impactful winners and losers affecting Fund performance during the period?
Japanese financial services provider SBI Holdings, Inc. (0.3% of long-term investments at period end) and its convertible bonds surged as the company realized strong profits in its securities brokerage, investment gains in new asset management business, and sharp valuation increases in Ripple, a cryptocurrency in which the company has a minority investment. Newly-issued convertibles of cloud computing solutions provider Nutanix, Inc. (0.3% of long-term investments at period end) rose sharply as the company reported multiple quarters showing close to 60% growth, and its valuation increased as it removed low-margin hardware resales from its income statement, focusing on higher-margin software sales. Golar LNG Ltd. (0.4% of long-term investments at period end), a liquefied natural gas transporter, and its convertibles appreciated as the company began production on its first floating vessel and came to agreement with BP on plans for its third vessel. Mandatory convertibles in oil producer Hess Corp. (0.4% of long-term investments at period end) benefitted from rising oil prices and initiation of a large stock buyback program with related plans to divest non-core assets and return capital to shareholders. Involvement of an activist investor, which catalyzed some of the above moves, also helped the equity valuation.
Among detractors, convertibles of global retailer Steinhoff International Holdings NV (not held at period end) fell sharply after the company delayed presentation of fiscal 2017 financials amidst allegations that past accounts required restatement. Given the uncertainty of when properly audited financials could be presented and the company's liquidity situation, the Fund sold its position. Stock in equipment lessor United Rentals, Inc. (0.8% of long-term investments at period end) declined as fears of a slowdown in non-residential construction arose with a deceleration in a key architectural billings indicator. However, United Rentals, Inc. has continued to report strong earnings and benefits from higher oil prices given its exposure to energy construction projects. High-yield bonds of CHS/Community Health Systems, Inc. (not held at period end) declined as the company continued to struggle with slight declines in admissions growth and increases in bad debt provisions. Sales of assets to reduce debt have occurred in-line with stated plans, but the company has not been able to generate sufficient free cash flow, so the Fund sold its position. Finally, stock in biopharmaceutical company Incyte Corp. (not held at period end) declined after the company reported weaker results of its main drug Jakafi for the bone marrow disease myelofibrosis amidst channel inventory reduction and investors faded expectations for the epacadostat trials for lung cancer. The Fund sold its shares before Incyte halted its trials with Merck amidst negative endpoint data, limiting its losses.
Do you have any other comments about the markets and the Fund?
Concerns about rising inflation led to the sharp correction in the U.S. and global equity markets in late January, and risk-free U.S. government bond prices more or less continued to fall throughout the remainder of the period although they were not joined in their fall by most foreign government bond issues. While the U.S. economy has shown resiliency for a long period since the economic crisis of 2008, it faces a larger headwind going forward given rising short-term rates and the injection of fiscal policy increasingly in the rear view mirror. Corporate earnings growth and the innovation endemic in the American corporate sector remain tremendous advantages for investors. Foreign developed markets

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

face the eventual dissipation of central bank quantitative easing but have the benefits of greater exposure to demand growth from the emerging markets than the U.S. and more accommodative level of interest rates. Convertible bonds have the advantage of income generation along with participation in equity appreciation and, along with the Fund’s allocation to high yield bonds to derive income, the Fund is well positioned to capitalize on worldwide corporate earnings growth.
Index Definitions
It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
Thomson Reuters Convertible Global Focus USD Hedged Index is a market-weighted index with a minimum size for inclusion of $500 million (US), 200 million (Europe), 22 billion Yen, and $275 million (Other) of Convertible Bonds with an equity link.
ICE Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.
ICE Bank of America Merrill Lynch All U.S. Convertibles Index measures the return of all U.S. Convertibles.
ICE Bank of America Merrill Lynch U.S. High Yield Corporate Bond Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.
Hang Seng Index is a free float-adjusted market-capitalization weighted index of 40 of the largest companies listed on the Hong Kong Exchange.
Nikkei 225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.
Euro STOXX® 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations. Components are selected from the Euro STOXX® Index which includes large-, mid- and small-cap stocks in the eurozone.
S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
U.S. Dollar Index (DXY) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2018

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.
AGC Risks and Other Considerations
The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.
Please see guggenheiminvestments.com/agc for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	April 30, 2018

Fund Statistics
Share Price	$5.65
Net Asset Value	$6.32
Discount to NAV	-10.60%
Net Assets ($000)	$172,963

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2018
	Six month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Advent Claymore Convertible Securities
and Income Fund II
NAV	(1.97%)	2.22%	1.52%	3.59%	(0.41%)
Market	(4.23%)	(0.33%)	3.52%	3.87%	0.44%

Portfolio Breakdown	% of Net Assets
Investments:
Corporate Bonds	68.5%
Convertible Bonds	65.1%
Common Stocks	24.0%
Convertible Preferred Stocks	6.7%
Money Market Fund	6.3%
Senior Floating Rate Interests	2.1%
Total Investments	172.7%
Other Assets & Liabilities, net	(72.7%)
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visitguggenheiminvestments.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

14 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2018

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2017, 60% of the distributions were characterized as return of capital. As of April 30, 2018, 72% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2018 will be reported to shareholders in January 2019.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	April 30, 2018

% of Long-Term
Country Breakdown	Investments
United States	75.7%
Japan	4.6%
China	4.0%
Germany	2.3%
Canada	2.1%
United Kingdom	2.0%
France	1.9%
Mexico	1.2%
Switzerland	1.1%
Austria	0.6%
Zambia	0.5%
Hong Kong	0.5%
Australia	0.4%
Bermuda	0.4%
India	0.3%
Singapore	0.3%
Monaco	0.3%
Netherlands	0.3%
Philippines	0.3%
Italy	0.3%
Spain	0.3%
Hungary	0.3%
Luxembourg	0.3%
Subject to change daily.

16 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2018

	Shares	Value
COMMON STOCKS† – 24.0%
Consumer, Non-cyclical – 6.4%
United Rentals, Inc.*,1	15,200	$ 2,280,000
Merck & Company, Inc.[1]	34,800	2,048,676
Gilead Sciences, Inc.[1]	21,500	1,552,945
Amgen, Inc.[1]	8,301	1,448,359
Olympus Corp.[1]	30,000	1,119,945
Imperial Brands plc[1]	30,000	1,076,192
Roche Holding AG	4,000	892,413
Bunge Ltd.[1]	9,900	715,077
Total Consumer, Non-cyclical		11,133,607

Consumer, Cyclical – 5.8%
Ford Motor Co.[1]	248,200	2,789,768
General Motors Co.[1]	51,900	1,906,806
Lowe’s Companies, Inc.[1]	23,000	1,895,890
Walmart, Inc.[1]	19,800	1,751,508
Royal Caribbean Cruises Ltd.*,1	15,200	1,644,488
Total Consumer, Cyclical		9,988,460

Industrial – 5.3%
Caterpillar, Inc.[1]	20,100	2,901,636
United Parcel Service, Inc. — Class B1	25,200	2,860,200
Cummins, Inc.[1]	11,800	1,886,348
BAE Systems plc[1]	180,000	1,514,809
Total Industrial		9,162,993

Financial – 2.7%
Goldman Sachs Group, Inc.[1]	6,900	1,644,477
Lazard Ltd. — Class A1	29,500	1,605,390
U.S. Bancorp[1]	30,000	1,513,500
Total Financial		4,763,367

Technology – 1.6%
KLA-Tencor Corp.[1]	14,500	1,475,230
Texas Instruments, Inc.[1]	12,200	1,237,446
Total Technology		2,712,676

Communications – 1.0%
Verizon Communications, Inc.[1]	30,500	1,505,175
AT&T, Inc.[1]	5,000	163,500
Total Communications		1,668,675

Diversified – 0.6%
TPG Pace Energy Holdings Corp.*	92,700	1,014,138

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

	Shares	Value
COMMON STOCKS† – 24.0% (continued)
Basic Materials – 0.4%
LyondellBasell Industries N.V.*,1	6,400	$ 676,672

Utilities – 0.2%
Dominion Energy, Inc.[1]	5,900	392,704

Total Common Stocks
(Cost $44,028,974)	41,513,292

CONVERTIBLE PREFERRED STOCKS† – 6.7%
Industrial – 2.9%
Belden, Inc. 6.75% due 07/15/19[1]	30,550	2,652,045
Stanley Black & Decker, Inc. 5.38% due 05/15/20[1]	22,087	2,374,353
Total Industrial		5,026,398

Consumer, Non-cyclical – 1.9%
Becton Dickinson and Co. 6.13% due 05/1/20[1]	36,807	2,221,302
Bunge Ltd. 4.88%[1,7]	8,947	970,750
Total Consumer, Non-cyclical		3,192,052

Financial – 0.7%
Crown Castle International Corp. 6.88% due 08/1/20[1]	659	675,931
Assurant, Inc. 6.50% due 03/15/21[1]	5,101	538,462
Total Financial		1,214,393

Energy – 0.6%
Hess Corp. 8.00% due 02/1/19[1]	16,539	1,081,652

Utilities – 0.6%
South Jersey Industries, Inc. 7.25% due 04/15/21[1]	20,400	1,070,796

Total Convertible Preferred Stocks
(Cost $11,612,145)	11,585,291

MONEY MARKET FUND† – 6.3%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class 1.62%[1,2]	10,961,228	10,961,228

Total Money Market Fund
(Cost $10,961,228)	10,961,228

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.5%
Consumer, Cyclical – 17.3%
GameStop Corp.
6.75% due 03/15/21[1,3]	2,690,000	$ 2,737,075
Vista Outdoor, Inc.
5.88% due 10/01/23[1]	1,649,000	1,545,938

See notes to financial statements.

18 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.5% (continued)
Consumer, Cyclical – 17.3% (continued)
Staples, Inc.
8.50% due 09/15/25[1,3]	1,639,000	$ 1,536,562
Scientific Games International, Inc.
10.00% due 12/01/22[1]	1,209,000	1,307,594
5.00% due 10/15/25[1,3]	223,000	215,964
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,3]	1,267,000	1,317,680
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[1,3]	1,221,000	1,266,788
Scotts Miracle-Gro Co.
6.00% due 10/15/23[1]	1,164,000	1,223,399
Dollar Tree, Inc.
5.75% due 03/01/23[1]	1,164,000	1,214,576
William Carter Co.
5.25% due 08/15/21[1]	1,182,000	1,203,424
Mattamy Group Corp.
6.88% due 12/15/23[1,3]	709,000	732,043
6.50% due 10/01/25[1,3]	443,000	444,108
Hanesbrands, Inc.
4.63% due 05/15/24[1,3]	1,193,000	1,157,210
Six Flags Entertainment Corp.
4.88% due 07/31/24[1,3]	899,000	880,750
5.50% due 04/15/27[1,3]	266,000	264,670
Delphi Technologies plc
5.00% due 10/01/25[1,3]	1,107,000	1,067,563
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
7.50% due 05/01/25[3]	673,000	691,507
5.38% due 05/01/23[3]	EUR 247,000	305,886
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,3]	1,034,000	991,347
Churchill Downs, Inc.
4.75% due 01/15/28[1,3]	1,037,000	982,558
TRI Pointe Group Inc. / TRI Pointe Homes Inc.
4.38% due 06/15/19[1]	954,000	959,962
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	954,000	951,615
Goodyear Tire & Rubber Co.
5.13% due 11/15/23[1]	946,000	943,635
Navistar International Corp.
6.63% due 11/01/25[1,3]	900,000	938,250
National CineMedia LLC
6.00% due 04/15/22[1]	915,000	933,300
American Greetings Corp.
8.75% due 04/15/25[1,3]	891,000	813,037

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.5% (continued)
Consumer, Cyclical – 17.3% (continued)
Carlson Travel, Inc.
9.50% due 12/15/24[1,3]	895,000	$ 812,212
Caesars Resort Collection LLC / CRC Finco, Inc.
5.25% due 10/15/25[1,3]	597,000	571,627
Beacon Escrow Corp.
4.88% due 11/01/25[1,3]	591,000	561,450
Suburban Propane Partners, LP / Suburban Energy Finance Corp.
5.50% due 06/01/24[1]	539,000	521,483
Levi Strauss & Co.
5.00% due 05/01/25[1]	436,000	440,360
American Axle & Manufacturing, Inc.
6.25% due 03/15/26[1]	378,000	375,165
Total Consumer, Cyclical		29,908,738
Consumer, Non-cyclical – 12.0%
Valeant Pharmaceuticals International, Inc.
5.88% due 05/15/23[1,3]	1,923,000	1,773,967
6.13% due 04/15/25[1,3]	1,500,000	1,358,580
HCA, Inc.
5.25% due 04/15/25[1]	2,114,000	2,145,710
6.50% due 02/15/20[1]	886,000	928,085
Tenet Healthcare Corp.
4.63% due 07/15/24[1,3]	1,248,000	1,209,125
4.38% due 10/01/21[1]	700,000	693,000
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	1,481,000	1,486,998
Encompass Health Corp.
5.75% due 09/15/25[1]	1,302,000	1,337,805
Cardtronics Inc. / Cardtronics USA Inc
5.50% due 05/01/25[1,3]	1,401,000	1,306,432
United Rentals North America, Inc.
5.50% due 05/15/27[1]	1,260,000	1,256,850
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,3]	1,000,000	1,140,000
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,3]	1,118,000	1,115,205
Greatbatch Ltd.
9.13% due 11/01/23[3]	909,000	983,993
Pilgrim’s Pride Corp.
5.75% due 03/15/25[1,3]	886,000	868,280
Sotheby’s
4.88% due 12/15/25[1,3]	886,000	857,205
DaVita, Inc.
5.00% due 05/01/25[1]	711,000	675,592

See notes to financial statements.

20 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.5% (continued)
Consumer, Non-cyclical – 12.0% (continued)
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	620,000	$ 623,100
Central Garden & Pet Co.
6.13% due 11/15/23[1]	488,000	511,180
Charles River Laboratories International, Inc.
5.50% due 04/01/26[1,3]	330,000	336,501
Revlon Consumer Products Corp.
6.25% due 08/01/24	352,000	212,960
Total Consumer, Non-cyclical		20,820,568
Energy – 9.1%
PDC Energy, Inc.
5.75% due 05/15/26[1,3]	1,033,000	1,042,039
6.13% due 09/15/24[1]	421,000	433,630
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[1,3]	1,328,000	1,347,920
SESI LLC
7.75% due 09/15/24[1,3]	1,182,000	1,226,325
CNX Resources Corp.
8.00% due 04/01/23[1]	1,158,000	1,218,795
Diamondback Energy, Inc.
4.75% due 11/01/24[1]	1,188,000	1,186,159
WPX Energy, Inc.
5.25% due 09/15/24[1]	1,169,000	1,183,612
Genesis Energy LP / Genesis Energy Finance Corp.
6.25% due 05/15/26[1]	1,181,000	1,130,808
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1]	1,032,000	1,073,280
Continental Resources, Inc.
5.00% due 09/15/22[1]	1,034,000	1,053,387
Oasis Petroleum, Inc.
6.25% due 05/01/26[1,3]	1,033,000	1,036,874
Parkland Fuel Corp.
6.00% due 04/01/26[1,3]	886,000	888,215
Nabors Industries, Inc.
5.75% due 02/01/25[1,3]	895,000	849,131
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27[1]	847,000	829,001
PBF Logistics LP / PBF Logistics Finance Corp.
6.88% due 05/15/23[1]	539,000	547,085
CONSOL Energy, Inc.
11.00% due 11/15/25[1,3]	502,000	528,355
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp.
7.50% due 05/01/25[1,3]	149,000	157,568
Total Energy		15,732,184

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.5% (continued)
Basic Materials – 7.9%
Commercial Metals Co.
5.75% due 04/15/26[3]	1,152,000	$ 1,156,320
4.88% due 05/15/23[1]	1,011,000	1,000,971
First Quantum Minerals Ltd.
6.88% due 03/01/261,3	1,255,000	1,195,388
6.50% due 03/01/24[3]	304,000	289,925
NOVA Chemicals Corp.
5.00% due 05/01/25[1,3]	1,435,000	1,384,775
TPC Group, Inc.
8.75% due 12/15/20[1,3]	1,363,000	1,363,000
FMG Resources August 2006 Pty Ltd.
5.13% due 05/15/24[1,3]	1,085,000	1,075,506
9.75% due 03/01/22[1,3]	108,231	119,338
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[1,3]	1,134,000	1,185,030
Compass Minerals International, Inc.
4.88% due 07/15/24[1,3]	1,129,000	1,092,307
Alcoa Nederland Holding B.V.
6.75% due 09/30/24[1,3]	906,000	976,224
Kaiser Aluminum Corp.
5.88% due 05/15/24[1]	711,000	734,108
Tronox Finance plc
5.75% due 10/01/25[1,3]	664,000	647,400
Tronox, Inc.
6.50% due 04/15/26[1,3]	615,000	611,925
AK Steel Corp.
7.50% due 07/15/23[1]	500,000	527,500
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[1,3]	294,000	325,972
Total Basic Materials		13,685,689
Communications – 7.8%
Sprint Corp.
7.88% due 09/15/23[1]	1,225,000	1,316,875
7.63% due 02/15/25[1]	1,198,000	1,263,890
Charter Communications Operating LLC /
Charter Communications Operating Capital
4.91% due 07/23/25[1]	1,607,000	1,635,224
CBS Radio, Inc.
7.25% due 11/01/24[1,3]	1,378,000	1,405,560
CenturyLink, Inc.
6.75% due 12/01/23[1]	1,233,000	1,229,917
DISH DBS Corp.
6.75% due 06/01/21[1]	700,000	698,250
7.75% due 07/01/26[1]	548,000	500,392

See notes to financial statements.

22 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.5% (continued)
Communications – 7.8% (continued)
Sirius XM Radio, Inc.
5.38% due 07/15/26[1,3]	1,208,000	$ 1,189,880
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	1,052,000	1,087,505
Frontier Communications Corp.
7.63% due 04/15/24	1,034,000	685,025
Inmarsat Finance plc
6.50% due 10/01/24[1,3]	683,000	671,048
Altice France S.A.
7.38% due 05/01/26[1,3]	634,000	616,565
Tribune Media Co.
5.88% due 07/15/22[1]	573,000	583,028
CB Escrow Corp.
8.00% due 10/15/25[1,3]	589,000	562,495
Total Communications		13,445,654
Industrial – 7.3%
MasTec, Inc.
4.88% due 03/15/23[1]	1,620,000	1,616,436
Navios Maritime Acquisition Corp. /
Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,3]	1,895,000	1,544,425
Cleaver-Brooks, Inc.
7.88% due 03/01/23[1,3]	1,362,000	1,409,670
TransDigm, Inc.
6.38% due 06/15/26[1]	1,393,000	1,403,448
Louisiana-Pacific Corp.
4.88% due 09/15/24	1,317,000	1,310,415
Ball Corp.
4.38% due 12/15/20[1]	591,000	602,820
4.88% due 03/15/26[1]	591,000	591,000
CNH Industrial Capital LLC
3.38% due 07/15/19[1]	1,164,000	1,169,820
Energizer Holdings, Inc.
5.50% due 06/15/25[1,3]	1,155,000	1,149,225
Navios Maritime Holdings Inc. / Navios Maritime Finance II US Inc.
7.38% due 01/15/22[3]	1,215,000	924,919
Xerium Technologies, Inc.
9.50% due 08/15/21[1]	665,000	694,925
Jeld-Wen, Inc.
4.63% due 12/15/25[1,3]	74,000	71,040
4.88% due 12/15/27[1,3]	74,000	69,930
Apergy Corp.
6.38% due 05/01/26[3]	74,000	75,202
Total Industrial		12,633,275

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.5% (continued)
Technology – 4.1%
West Corp.
8.50% due 10/15/25[1,3]	1,546,000	$ 1,499,620
Seagate HDD Cayman
4.75% due 01/01/25[1]	1,468,000	1,426,353
Qorvo, Inc.
6.75% due 12/01/231,	1,162,000	1,238,982
NCR Corp.
5.00% due 07/15/22[1]	1,000,000	997,500
First Data Corp.
5.38% due 08/15/23[1,3]	959,000	980,386
Dell, Inc.
5.88% due 06/15/19[1]	906,000	929,783
Total Technology		7,072,624
Financial – 2.3%
Credit Acceptance Corp.
7.38% due 03/15/23[1]	1,321,000	1,387,050
Navient Corp.
5.50% due 01/15/19[1]	1,026,000	1,042,929
Radian Group, Inc.
7.00% due 03/15/21	886,000	951,342
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[1,3]	598,000	596,326
Total Financial		3,977,647
Utilities – 0.7%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[1]	1,180,000	1,141,650
Total Corporate Bonds
(Cost $119,059,971)		118,418,029
CONVERTIBLE BONDS†† – 65.1%
Industrial – 11.3%
Cemex SAB de CV
3.72% due 03/15/20[1]	3,375,000	3,478,677
Dycom Industries, Inc.
0.75% due 09/15/21[1]	1,161,000	1,433,120
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19[1]	1,250,000	1,394,687
Implenia AG
0.50% due 06/30/22	CHF 1,035,000	1,159,788
Vinci S.A.
0.38% due 02/16/22[1]	1,000,000	1,107,625
China Railway Construction Corporation Ltd.
due 01/29/21[4]	1,000,000	1,072,750

See notes to financial statements.

24 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 65.1% (continued)
Industrial – 11.3% (continued)
Golar LNG Ltd.
2.75% due 02/15/22	900,000	$ 1,012,460
Greenbrier Companies, Inc.
2.88% due 02/01/24[1]	900,000	973,470
Larsen & Toubro Ltd.
0.67% due 10/22/19	900,000	968,625
BW Group Ltd.
1.75% due 09/10/19	1,000,000	952,500
Buzzi Unicem SpA
1.37% due 07/17/19[1]	EUR 500,000	811,608
MTU Aero Engines AG
0.12% due 05/17/23	EUR 500,000	802,754
MINEBEA MITSUMI, Inc.
due 08/03/22[4]	JPY 70,000,000	802,033
Shimizu Corp.
due 10/16/20[4]	JPY 70,000,000	690,884
Deutsche Post AG
0.05% due 06/30/25[1]	EUR 500,000	625,291
CRRC Corporation Ltd.
due 02/05/21[4]	500,000	509,875
Safran S.A.
due 12/31/20[4]	EUR 391,800	507,770
Arconic, Inc.
1.63% due 10/15/19[1]	443,000	443,135
Airbus SE
due 07/01/22[1,4]	EUR 300,000	435,249
OSG Corp.
due 04/04/22[4]	JPY 30,000,000	406,443
Total Industrial		19,588,744
Technology – 10.3%
Evolent Health, Inc.
2.00% due 12/01/21	1,500,000	1,567,500
Microchip Technology, Inc.
1.63% due 02/15/27[1]	1,224,000	1,383,487
Advanced Micro Devices, Inc.
2.13% due 09/01/26[1]	797,000	1,238,787
STMicroelectronics N.V.
0.25% due 07/03/24[1]	1,000,000	1,216,250
ServiceNow, Inc.
due 06/01/22[3,4]	862,000	1,158,700
Micron Technology, Inc.
3.00% due 11/15/43[1]	693,000	1,100,530
Citrix Systems, Inc.
0.50% due 04/15/19[1]	708,000	1,018,098

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 65.1% (continued)
Technology – 10.3% (continued)
Integrated Device Technology, Inc.
0.88% due 11/15/22[1]	844,000	$ 913,041
NXP Semiconductors N.V.
1.00% due 12/01/19[1]	730,000	866,054
Cypress Semiconductor Corp.
4.50% due 01/15/22[1]	662,000	852,428
Nutanix, Inc.
due 01/15/23[1,3,4]	679,000	842,232
Teradyne, Inc.
1.25% due 12/15/23[1]	687,000	839,834
Lumentum Holdings, Inc.
0.25% due 03/15/24[1]	749,000	836,258
Verint Systems, Inc.
1.50% due 06/01/21[1]	775,000	754,384
Western Digital Corp.
1.50% due 02/01/24[1,3]	718,000	751,020
ON Semiconductor Corp.
1.63% due 10/15/23[1]	561,000	723,925
ams AG
due 03/05/25[1,4]	EUR 600,000	685,136
ASM Pacific Technology Ltd.
2.00% due 03/28/19	HKD 4,000,000	607,142
Guidewire Software, Inc.
1.25% due 03/15/25[1]	469,000	476,870
Total Technology		17,831,676
Consumer, Non-cyclical – 9.0%
Exact Sciences Corp.
1.00% due 01/15/25[1]	2,403,000	2,348,932
Jazz Investments I Ltd.
1.50% due 08/15/24[1,3]	913,000	904,025
1.88% due 08/15/21[1]	580,000	607,219
Euronet Worldwide, Inc.
1.50% due 10/01/44[1]	986,000	1,172,247
Wright Medical Group, Inc.
2.00% due 02/15/20[1]	928,000	937,280
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	819,000	923,376
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	907,000	907,110
NuVasive, Inc.
2.25% due 03/15/21[1]	781,000	863,493
Bayer AG
0.05% due 06/15/20[1]	EUR 600,000	844,531

See notes to financial statements.

26 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 65.1% (continued)
Consumer, Non-cyclical – 9.0% (continued)
Nevro Corp.
1.75% due 06/01/21	711,000	$ 832,959
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[1,3]	611,000	791,547
Bayer Capital Corporation BV
5.63% due 11/22/19[1]	EUR 600,000	782,551
Qiagen N.V.
0.87% due 03/19/21	600,000	753,750
Cardtronics, Inc.
1.00% due 12/01/20[1]	700,000	659,750
Nipro Corp.
due 01/29/21[4]	JPY 60,000,000	643,592
Terumo Corp.
due 12/06/21[4]	JPY 30,000,000	442,426
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[1,3]	341,000	437,688
Clovis Oncology, Inc.
2.50% due 09/15/21[1]	385,000	416,576
Insulet Corp.
1.38% due 11/15/24[3]	331,000	375,271
Total Consumer, Non-cyclical		15,644,323
Consumer, Cyclical – 8.9%
Navistar International Corp.
4.75% due 04/15/19[1]	1,521,000	1,568,180
HIS Co. Ltd.
due 08/30/19[4]	JPY 150,000,000	1,439,342
Harvest International Co.
due 11/21/22[1,4]	HKD 10,000,000	1,361,768
Zhongsheng Group
due 10/25/18[1,4]	HKD 9,000,000	1,303,571
Sony Corp.
due 09/30/22[4]	JPY 91,000,000	1,073,829
Suzuki Motor Corp.
due 03/31/23[1,4]	JPY 80,000,000	1,070,139
China Lodging Group Ltd.
0.38% due 11/01/22[1,3]	919,000	992,133
ANA Holdings, Inc.
due 09/19/24[1,4]	JPY 100,000,000	961,846
Meritor, Inc.
3.25% due 10/15/37[1,3]	920,000	915,814
Valeo S.A.
due 06/16/21[1,4]	800,000	825,800
NH Hotel Group SA
4.00% due 11/08/18	EUR 500,000	799,864

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 65.1% (continued)
Consumer, Cyclical – 8.9% (continued)
LVMH Moet Hennessy Louis Vuitton SE
due 02/16/21[4]	2,036	$ 717,436
Tesla, Inc.
0.25% due 03/01/19[1]	606,000	624,744
Cie Generale des Etablissements Michelin
due 01/10/22[1,4]	600,000	618,101
NHK Spring Co. Ltd.
due 09/20/19[4]	550,000	598,813
Live Nation Entertainment, Inc.
2.50% due 03/15/23[1,3]	463,000	458,143
Total Consumer, Cyclical		15,329,523
Communications – 8.9%
Liberty Media Corp.
1.38% due 10/15/23	990,000	1,140,579
2.25% due 09/30/46[1]	913,000	961,341
Booking Holdings, Inc.
0.90% due 09/15/21[1]	762,000	964,921
0.35% due 06/15/20[1]	290,000	485,588
Finisar Corp.
0.50% due 12/15/36	1,500,000	1,353,648
Liberty Expedia Holdings, Inc.
1.00% due 06/30/47[1,3]	1,364,000	1,337,573
Inmarsat plc
3.88% due 09/09/23[1]	1,200,000	1,255,500
Ctrip.com International Ltd.
1.00% due 07/01/20	898,000	930,058
DISH Network Corp.
3.38% due 08/15/26[1]	981,000	892,730
SBI Holdings, Inc.
due 09/14/22[1,4]	JPY 50,000,000	757,711
Weibo Corp.
1.25% due 11/15/22[1,3]	627,000	711,519
CyberAgent, Inc.
due 02/19/25[1,4]	JPY 60,000,000	660,041
Ciena Corp.
4.00% due 12/15/20	462,000	649,447
Etsy, Inc.
due 03/01/23[1,3,4]	547,000	595,888
Liberty Interactive LLC
1.75% due 09/30/46[1,3]	563,000	591,713
IAC FinanceCo, Inc.
0.88% due 10/01/22[1,3]	461,000	565,655
Zendesk, Inc.
0.25% due 03/15/23[1,3]	502,000	521,026

See notes to financial statements.

28 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 65.1% (continued)
Communications – 8.9% (continued)
Okta, Inc.
0.25% due 02/15/23[1,3]	429,000	$ 492,932
Proofpoint, Inc.
0.75% due 06/15/20[1]	302,000	457,163
Total Communications		15,325,033
Financial – 8.7%
Altaba, Inc.
due 12/01/18[1,4]	1,572,000	2,077,344
Forest City Realty Trust, Inc.
4.25% due 08/15/18	1,564,000	1,590,921
Poseidon Finance 1 Ltd.
due 02/01/25[1,4]	1,293,000	1,356,034
IMMOFINANZ AG
2.00% due 01/24/24[1]	EUR 800,000	1,119,759
Aurelius SE
1.00% due 12/01/20[1]	EUR 700,000	1,069,438
IH Merger Sub LLC
3.50% due 01/15/22[1]	799,000	908,195
AYC Finance Ltd.
0.50% due 05/02/19[1]	800,000	840,000
Air Lease Corp.
3.88% due 12/01/18	553,000	805,205
Haitong International Securities Group, Ltd.
due 10/25/21[4]	HKD 6,000,000	785,526
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19[1]	EUR 600,000	763,340
Nexity S.A.
0.13% due 01/01/23	EUR 547,707	702,436
Starwood Property Trust, Inc.
4.00% due 01/15/19[1]	644,000	692,431
LEG Immobilien AG
0.50% due 07/01/21	EUR 300,000	646,538
PRA Group, Inc.
3.00% due 08/01/20[1]	650,000	625,219
Deutsche Bank AG
1.00% due 05/01/23[1]	556,000	558,051
BofA Finance LLC
0.25% due 05/01/23[1]	437,000	429,366
Total Financial		14,969,803

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 65.1% (continued)
Energy – 3.9%
Weatherford International Ltd.
5.88% due 07/01/21[1]	1,900,000	$ 1,810,210
Technip S.A.
0.87% due 01/25/21[1]	EUR 800,000	1,157,455
Kunlun Energy Company Ltd.
1.63% due 07/25/19[1]	CNY 6,000,000	992,923
Oasis Petroleum, Inc.
2.63% due 09/15/23[1]	682,000	804,897
Chesapeake Energy Corp.
5.50% due 09/15/26	839,000	737,145
PDC Energy, Inc.
1.13% due 09/15/21[1]	730,000	734,307
Whiting Petroleum Corp.
1.25% due 04/01/20[1]	591,000	565,886
Total Energy		6,802,823
Basic Materials – 2.8%
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 1,900,000	1,467,296
Toray Industries, Inc.
due 08/30/19[1,4]	JPY 90,000,000	974,640
Kansai Paint Co., Ltd.
due 06/17/19[1,4]	JPY 90,000,000	865,661
Mitsubishi Chemical Holdings Corp.
due 03/29/24[1,4]	JPY 80,000,000	797,807
APERAM S.A.
0.63% due 07/08/21	600,000	744,750
Total Basic Materials		4,850,154
Utilities – 1.3%
CenterPoint Energy, Inc.
3.40% due 09/15/29[5]	16,995	1,102,126
China Yangtze Power International BVI 1 Ltd.
due 11/09/21[1,4]	600,000	713,250
China Yangtze Power International BVI 2 Ltd.
due 11/09/21[1,4]	EUR 350,000	479,429
Total Utilities		2,294,805
Total Convertible Bonds
(Cost $106,542,839)		112,636,884

See notes to financial statements.

30 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 – 2.1%
Consumer, Cyclical – 1.0%
PetSmart, Inc.
5.35% (3 Month USD LIBOR + 3.00%) due 03/11/22	1,332,396	$ 1,047,041
Intrawest Resorts Holdings, Inc.
5.61% (3 Month USD LIBOR + 3.25%) due 07/31/24	656,754	659,217
Total Consumer, Cyclical		1,706,258
Communications – 0.6%
Sprint Communications, Inc.
4.43% (3 Month USD LIBOR + 2.50%) due 02/02/24	1,004,850	1,008,618
Consumer, Non-cyclical – 0.5%
SUPERVALU, Inc.
5.79% (3 Month USD LIBOR + 3.50%) due 06/08/24	940,500	931,095
Total Senior Floating Rate Interests
(Cost $3,938,449)		3,645,971
Total Investments – 172.7%
(Cost $296,143,606)		$ 298,760,695
Other Assets & Liabilities, net – (72.7)%		(125,797,379)
Total Net Assets – 100.0%		$ 172,963,316

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
					Value at	Net Unrealized
	Contracts to		Settlement	Settlement	April 30,	Appreciation/
Counterparty	Sell	Currency	Date	Value	2018	(Depreciation)
Bank of New York Mellon	1,592,277,000	JPY	06/14/18	$15,032,097	$14,597,361	$434,736
Bank of New York Mellon	10,492,158	EUR	06/14/18	12,986,144	12,721,225	264,919
Bank of New York Mellon	2,059,000	CHF	06/14/18	2,183,225	2,088,292	94,933
Bank of New York Mellon	2,023,000	GBP	06/14/18	2,809,871	2,792,601	17,270
Bank of New York Mellon	2,291,000	CAD	06/14/18	1,788,586	1,789,033	(447)
						$811,411

					Value at	Net Unrealized
	Contracts to		Settlement	Settlement	April 30,	Appreciation/
Counterparty	Buy	Currency	Date	Value	2018	(Depreciation)
Bank of New York Mellon	366,000	CAD	06/14/18	$280,181	$285,808	$ 5,627
Bank of New York Mellon	33,200	CHF	06/14/18	35,217	33,672	(1,545)
Bank of New York Mellon	116,147	GBP	06/14/18	164,916	160,332	(4,584)
Bank of New York Mellon	316,539	EUR	06/14/18	390,220	383,788	(6,432)
Bank of New York Mellon	100,264,100	JPY	06/14/18	943,166	919,181	(23,985)
						$(30,919)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of April 30, 2018, the total value of securities segregated was $236,957,130.
2	Rate indicated is the 7 day yield as of April 30, 2018.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section
4(a)(2) securities is $72,946,282 (cost $72,386,882), or 42.2% of total net assets.
4	Zero coupon rate security.
5	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
6	Variable rate security. Rate indicated is the rate effective at April 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated.
7	Perpetual maturity.

plc	Public Limited Company
LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund’s investments at April 30, 2018 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ 41,513,292	$ —	$ —	$ 41,513,292
Convertible Bonds	—	112,636,884	—	112,636,884
Convertible Preferred Stocks	11,585,291	—	—	11,585,291
Corporate Bonds	—	118,418,029	—	118,418,029
Forward Foreign Currency Exchange Contracts	—	817,485	—	817,485
Money Market Fund	10,961,228	—	—	10,961,228
Senior Floating Rate Interests	—	3,645,971	—	3,645,971
Total Assets	$ 64,059,811	$ 235,518,369	$ —	$ 299,578,180

See notes to financial statements.

32 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2018

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts	$ —	$ 36,993	$ —	$ 36,993
Total Liabilities	$ —	$ 36,993	$ —	$ 36,993

Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $55,174,619 are categorized as Level 2 within the disclosure hierarchy.
The Fund did not hold any Level 3 securities during the period ended April 30, 2018.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended April 30, 2018, there were no transfers between levels.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 33

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2018

ASSETS:
Investments, at value (cost $296,143,606)	$ 298,760,695
Cash	102,060
Unrealized appreciation on forward foreign currency exchange contracts	817,485
Receivables:
Interest	2,278,843
Investments sold	1,867,340
Dividends	219,456
Tax reclaims	71,958
Total assets	304,117,837
LIABILITIES:
Margin Loan	70,000,000
Reverse repurchase agreements	55,174,619
Interest payable on borrowings	228,158
Unrealized depreciation on forward foreign currency exchange contracts	36,993
Payable for:
Investments purchased	5,277,337
Investment management fees	147,411
Investment advisory fees	98,274
Professional fees	60,766
Other fees	130,963
Total liabilities	131,154,521
NET ASSETS	$ 172,963,316
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares
authorized, 27,367,344 shares issued and outstanding	$ 27,367
Additional paid-in capital	193,512,621
Distributions in excess of net investment income	(8,158,879)
Accumulated net realized loss on investments,forward foreign currency
exchange contracts and foreign currency transactions	(15,818,845)
Net unrealized appreciation on investments,forward foreign currency
exchange contracts and foreign currency translations	3,401,052
NET ASSETS	$ 172,963,316
Shares outstanding ($0.001 par value with unlimited amount authorized)	27,367,344
Net asset value,offering price and repurchase price per share	$ 6.32

See notes to financial statements.

34 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	April 30, 2018
For the Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME:
Interest	$ 5,069,461
Dividends, net of foreign taxes withheld $6,031	1,000,327
Total investment income	6,069,788
EXPENSES:
Interest expense	1,965,636
Investment management fees	907,317
Investment advisory fees	604,878
Professional fees	123,373
Trustees' fees and expenses*	83,768
Printing fees	57,406
Fund accounting fees	45,212
Administration fees	37,682
Insurance	20,875
NYSE listing fees	15,566
Custodian fees	13,839
Transfer agent fees	9,693
Other fees	4,369
Total expenses	3,889,614
Net investment income	2,180,174
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,193,781
Foreign currency transactions	281,103
Forward foreign currency exchange contracts	(741,971)
Purchased options	(122,192)
Written options	5,494
Net realized gain	3,616,215
Net change in unrealized appreciation (depreciation) on:
Investments	(8,771,201)
Foreign currency translations	(30,124)
Forward foreign currency exchange contracts	(390,723)
Net change in unrealized appreciation (depreciation)	(9,192,048)
Net realized and unrealized loss	(5,575,833)
Net decrease in net assets resulting from operations	$ (3,395,659)

*Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 35

STATEMENTS OF CHANGES IN NET ASSETS		April 30, 2018

	Period Ended
	April 30, 2018	Year Ended
	(Unaudited)	October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,180,174	$ 6,834,859
Net realized gain on investments,written options,
swap agreements,forward foreign currency exchange
contracts and foreign currency transactions	3,616,215	7,213,240
Net change in unrealized appreciation (depreciation)
on investments,written options, swap agreements,
forward foreign currency exchange contracts and
foreign currency translations	(9,192,048)	12,268,354
Net increase (decrease) in net assets resulting from operations	(3,395,659)	26,316,453
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,717,591)	(7,136,313)
Return of capital	—	(10,568,749)
Total distributions to shareholders	(7,717,591)	(17,705,062)
SHAREHOLDER TRANSACTIONS:
Cost of shares redeemed through tender offer	—	(31,332,072)
Net decrease in net assets resulting from
shareholder transactions	—	(31,332,072)
Net decrease in net assets	(11,113,250)	(22,720,681)
NET ASSETS:
Beginning of period	184,076,566	206,797,247
End of period	$ 172,963,316	$ 184,076,566
Distributions in excess of net investment income at end of period	$ (8,158,879)	$ (2,621,462)

See notes to financial statements.

36 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	April 30, 2018
For the Six Months Ended April 30, 2018 (Unaudited)

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$ (3,395,659)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	8,771,201
Net change in unrealized depreciation on forward foreign currency contracts	390,723
Net change in unrealized depreciation on foreign currency translations	30,124
Net realized gain on investments	(4,193,781)
Other payments	130,203
Net realized loss on purchased options	122,192
Net realized gain on written options	(5,494)
Premiums received on options	452,572
Cost of closing written options	(447,078)
Purchase of long-term investments	(189,484,022)
Proceeds from sale of long-term investments	193,454,700
Net proceeds (purchases) from sale of short-term investments	(486,071)
Net accretion of bond discount and amortization of bond premium	(35,121)
Decrease in investments sold receivable	1,861,848
Decrease in interest receivable	112,910
Increase in dividends receivable	(34,098)
Increase in tax reclaims receivable	(9,944)
Decrease in other assets	9,452
Decrease in investments purchased payable	(362,021)
Decrease in professional fees payable	(95,721)
Decrease in investment management fees payable	(10,272)
Decrease in investment advisory fees payable	(6,848)
Increase in interest due on borrowings	221,366
Increase in other fees payable	38,354
Net Cash Provided by Operating and Investing Activities	7,029,515
Cash Flows From Financing Activities:
Distributions to common shareholders	(7,717,591)
Proceeds from margin loan	80,000,000
Payments made on margin loan	(90,000,000)
Proceeds from reverse repurchase agreements	55,000,000
Payments made on reverse repurchase agreements	(44,825,381)
Net Cash Used in Financing Activities	(7,542,972)
Net Decrease in Cash	(513,457)
Cash at Beginning of Period (including foreign currency)	615,517
Cash at End of Period	$ 102,060
Supplement Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 1,569,651

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 37

FINANCIAL HIGHLIGHTS	April 30, 2018

	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Data:
Net asset value, beginning of period	$ 6.73	$ 6.42	$ 7.05	$ 7.63	$ 8.18	$ 7.18
Income from investment operations:
Net investment income(a)	0.08	0.22	0.25	0.20	0.24	0.27
Net gain (loss) on investments (realized and unrealized)	(0.21)	0.63	(0.32)	(0.22)	(0.23)	1.25
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	—	—	—	—	—	(0.01)
Total from investment operations	(0.13)	0.85	(0.07)	(0.02)	0.01	1.51
Less distributions from:
Net investment income	(0.28)	(0.23)	(0.22)	(0.36)	(0.56)	(0.56)
Return of capital	—	(0.33)	(0.34)	(0.20)	—	—
Total distributions to shareholders	(0.28)	(0.56)	(0.56)	(0.56)	(0.56)	(0.56)
Increase resulting from tender and repurchase of Auction Market
Preferred Shares (Note 8)	—	—	—	—	—	0.05
Increase resulting from tender offer and repurchase of
Common Shares (Note 8)	—	0.02	—	—	—	—
Net asset value, end of period	$ 6.32	$ 6.73	$ 6.42	$ 7.05	$ 7.63	$ 8.18
Market value, end of period	$ 5.65	$ 6.19	$ 5.57	$ 5.78	$ 6.66	$ 7.15
Total Return(b)
Net asset value	(1.97%)	14.03%	(0.65%)	(0.30%)	(0.08%)	22.50%(c)
Market value	(4.23%)	21.79%	6.68%	(5.10%)	0.60%	16.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 172,963	$ 184,077	$ 206,797	$ 227,431	$ 246,130	$ 263,568

See notes to financial statements.

38 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	April 30, 2018

	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Ratio to average net assets of:
Net investment income, prior to the effect of dividends to preferred shares,
including interest expense	2.44%(f)	3.25%	3.80%	2.70%	2.98%	3.48%
Net investment income, after the effect of dividends to preferred shares,
including interest expense	2.44%(f)	3.25%	3.80%	2.70%	2.98%	3.37%
Total expenses(g)	4.36%(f)	3.49%	3.78%	3.21%	3.06%(e)	3.09%(e)
Portfolio turnover rate	64%	110%	95%	135%	249%	239%
Senior Indebtedness
Borrowings – committed facility agreement (in thousands)	$ 70,000	$ 80,000	$ 80,000	$ 100,000	$ 100,000	$ 100,000
Asset Coverage per $1,000 of borrowings(d)	$ 4,259	$ 3,863	$ 4,460	$ 3,974	$ 4,161	$ 4,336
Reverse Repurchase Agreements (in thousands)(h)	$ 55,175	$ 45,000	$ 70,000	$ 70,000	$ 70,000	$ 70,000
Total borrowings and reverse repurchase agreements
outstanding (in thousands)	$ 125,175	$ 125,000	$ 150,000	$ 170,000	$ 170,000	$ 170,000
Asset Coverage per $1,000 of borrowings and reverse
repurchase agreements(i)	$ 2,382	$ 2,473	$ 2,379	$ 2,338	$ 2,448	$ 2,550

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)	Included in the total return at net asset value is the impact of the tender and repurchase of its Auction Market Preferred Shares (“AMPS”) at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.
(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the total borrowings.
(e)	The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08% and 0.02% for the years ended October 31, 2014 and 2013, respectively.
(f)	Annualized.
(g)	Excluding interest expense, the operating expense ratio for the period ended April 30, 2018 and years ended October 31 would be:

Period Ended
April 30, 2018
(Unaudited)
Annualized	2017	2016	2015	2014	2013
2.16%	2.09%	2.17%	2.04%	1.96%	2.07%

(h)	As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(i)	Calculated by subtracting the Fund’s total liabilities (not including borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the total borrowings and reverse repurchase agreements.

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2018

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund II (the "Fund") was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund:
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. The value of over-the-counter (“OTC”) swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of April 30, 2018.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g., quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves).
Level 3 – significant unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair value).
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.
Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. OTC derivative contracts including forward foreign currency exchange contracts, swap contracts, and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.
(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

(d) Due from Broker
Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand can be pledged with a broker for current or potential holdings, which may include options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
At April 30, 2018, there was no restricted cash.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from the holding of foreign currency, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on purchased options on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as Written options, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.
Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swap agreements on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included in realized gain (loss) on forward foreign currency exchange contracts on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.
(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”), are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts and reverse repurchase agreements.
(m) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceedings, realization or return of the collateral to the Fund may be delayed or limited.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

(n) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(o) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management and Advisory Agreements and other agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), and provides personnel. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any). Please see note 10 on page 59 for more information on the Investment Adviser’s fee.
Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.
Under a Fund Administration Agreement with the Fund, MUFG Investor Services (US), LLC (“MUIS”) provides various administrative and financial reporting services for the Fund. For

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providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund are also officers and trustees of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
As of April 30, 2018, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes are as follows:
Net Tax
Cost of	Gross Tax	Gross Tax	Unrealized
Investments	Unrealized	Unrealized	Appreciation
for Tax Purposes	Appreciation	Depreciation	On Investments
$296,825,224	$11,098,655	$(8,382,692)	$2,715,963

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.
As of October 31, 2017, (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:
Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$–	$(18,343,697)

The differences between book and tax basis undistributed long-term gains/(accumulated capital loss) are attributable to tax deferral of losses on wash sales.

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At October 31, 2017, (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

			Total
Expires	Unlimited	Unlimited	Capital Loss
in 2019	Short-Term	Long-Term	Carryforward
$2,393,946	$11,641,850	$4,307,901	$181,343,697

For the year ended October 31, 2017, the capital loss carryforward amounts expired and utilized were $155,338,152 and $7,089,748 respectively.
For the year ended October 31, 2017, (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid, as reflected on the Statement of Changes in Net Assets, was $7,136,313 of ordinary income and $10,568,749 of return of capital.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the period ended April 30, 2018, the cost of purchases and proceeds from sales of investments, excluding written options, swap agreements and short-term securities, were $189,484,022 and $193,454,700, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
As of April 30, 2018, there were no call or put options outstanding.

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(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on forward foreign currency exchange contracts.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
(c) Swap agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.
Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if any.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
As of April 30, 2018, there were no swap agreements outstanding.
(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

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The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2018.
Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)

Asset Derivatives			Liability Derivatives
Derivatives not accounted	Statement of Assets		Statement of Assets
for as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$817	exchange contracts	$37
Total		$817		$37

The following table presents the effect of derivatives instruments on the Statement of Operations for the period ended April 30, 2018.
Effect of Derivative Instruments on the Statement of Operations:
(amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives

			Forward
			Foreign
			Currency
Derivatives not accounted for	Written	Purchased	Exchange
as hedging instruments	Options	Options	Contracts	Total
Equity risk	$5	$(122)	$ –	$(117)
Foreign exchange risk	–	–	(742)	(742)
Total	$5	$(122)	$(742)	$(859)

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Forward
	Foreign
	Currency
	Exchange
Primary Risk Exposure	Contracts	Total
Foreign exchange risk	$(391)	$(391)
Total	$(391)	$(391)

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Derivative Volume
Options Contracts:
Quarterly Average Outstanding Notional Amount of Written Options	$ —*
Quarterly Average Outstanding Notional Amount of Purchased Options	$ —*

Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased	$ 3,997,169
Quarterly Average Outstanding Settlement Value Sold	$37,858,334

*
Options Contracts were outstanding for 37 days during the period ended April 30, 2018. The daily average outstanding notional amount of options during the period was $546,265 for Written Options and $205,547 for Purchased Options.

The Fund’s derivatives contracts held at April 30, 2018 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards

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obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts	Gross Amounts Not
			Amounts	of Assets	Offset in the Statement of
		Gross	Offset in the	Presented in	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
	Investment	Recognized	of Assets	of Assets	Financial	Collateral	Net
Counterparty	Type	Assets	& Liabilities	& Liabilities	Instruments	Received	Amount
Bank of New	Forward Foreign	$817,485	$–	$817,485	$(36,993)	$–	$780,492
York Mellon	Currency Exchange
Contracts

			Gross	Net Amounts	Gross Amounts Not
			Amounts	of Liabilities	Offset in the Statement of
		Gross	Offset in the	Presented in	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
	Investment	Recognized	of Assets	of Assets	Financial	Collateral	Net
Counterparty	Type	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Amount
Societe Generale	Reverse Repurchase	$55,174,619	$–	$55,174,619	$(55,174,619)	$–	$–
Agreement
Bank of New	Forward Foreign	36,933	–	36,993	(36,993)	–	–
York Mellon	Currency Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $35,084,108.
Note 8 – Capital:
Common Shares
The Fund has an unlimited number of common shares, $0.001 par value, authorized and 27,367,344 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2018 or the year ended October 31, 2017.
On July 22, 2016, the Fund’s Board of Trustees approved a share repurchase program whereby the Fund agreed to purchase, in the open market, up to 7.5% of its outstanding common shares when its common shares traded on the New York Stock Exchange at a discount to net asset value of 13% or greater (the “Repurchase Program”). The Fund agreed to terminate the Repurchase Program on September 30, 2018 provided that following the commencement of the Repurchase Program, if the

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closing price on the NYSE of the Fund’s common shares represented a discount to net asset value of less than 13% for five consecutive trading days, the Repurchase Program would automatically terminate. The Fund commenced the Repurchase Program on August 18, 2016 and the Repurchase Plan was subsequently terminated on August 26, 2016 which constituted the fifth consecutive day in which the common shares traded at a discount of less than 13% to its net asset value.
Tender Offer
On August 9, 2017, the Fund announced the commencement of a tender offer to acquire in exchange for cash up to 4,829,532 (approximately 15%) of the Fund’s outstanding common shares at a price equal to 98.0% of the Fund’s NAV, as of the close of regular trading on the New York Stock Exchange on the business day immediately following the expiration of the tender offer. The tender offer expired on September 7, 2017.
A total of 14,817,666 shares were duly tendered and not withdrawn. Because the number of shares tendered exceeded 4,829,532 shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 33% of shares for each shareholder who properly tendered shares were accepted for payment. The purchase price of properly tendered shares was $6.4876 per share. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding. The Fund accepted 4,829,532 for payment. Final payment was made on September 13, 2017 in an aggregate amount equal to $31,332,072.
Transactions in common shares were as follows:
	Period Ended	Year Ended
	April 30, 2018	October 31, 2017
Beginning shares	27,367,344	32,196,876
Common shares redeemed through tender offer	–	(4,829,532)
Ending shares	27,367,344	27,367,344

Preferred Shares
On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.
On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.
On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding Auction Market Preferred Shares (“AMPS”). The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share) plus any unpaid dividends accrued through the expiration of the offer.
On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represented approximately 99.6% of its outstanding AMPS.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
Series T7	007639-206	3,390	10
Series W7	007639-305	3,386	14

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $600,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
Series T7	007639-206	10	$250,000	June 19, 2013
Series W7	007639-305	14	350,000	June 20, 2013

Note 9 – Borrowings:
On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty agreed to provide secured financing to the Fund and the Fund provided pledged collateral to the lender. The interest rate on the amount borrowed was a fixed 1.74%. An unused commitment fee of 0.25% was charged on the difference between the $100,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee was included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $100,000,000 under the margin loan agreement. On December 15, 2017, the Fund terminated its existing margin loan agreement and repaid the $100,000,000 loan amount outstanding thereunder.
On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfered possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agreed to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expired on December 20, 2015. The interest rate on the reverse repurchase agreement was a fixed 1.63%. On December 9, 2015, the Fund terminated its $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9th, the Fund entered into a $70,000,000 reverse repurchase agreement with Société Générale with an initial scheduled expiration date of December 9, 2017.
Concurrent with the termination and repayment of the margin loan on December 15, 2017, the Fund entered into a new senior secured credit agreement and an amended and restated reverse repurchase agreement with Société Générale. Under the terms of the new credit agreement, the

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Fund’s credit facility is as follows: 175-day evergreen maturity floating rate: $10,000,000; 3-year maturity fixed rate: $35,000,000; and 5-year maturity fixed rate: $35,000,000. The interest rates on the credit facility are as follows: 175-day evergreen floating: 3-month LIBOR + 0.85%; 3-year fixed: 3.43%; and 5-year fixed: 3.83%. The Fund pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. Under the terms of the new reverse repurchase agreement, the Fund’s repurchase facility is as follows: 175-day evergreen floating: $11,000,000; 3-year fixed: $17,000,000; and 5-year fixed: $17,000,000. The interest rate on each tranche of the reverse repurchase agreement is the same as the rate on the credit-facility tranche of the same tenor and rate type. The Fund borrowed $125,000,000 under the new credit facility on December 15, 2017. On March 14, 2018 the Fund reallocated its leverage with Société Générale, terminating its $10,000,000 floating rate margin loan and increasing its floating rate reverse repurchase agreement by $10,000,000.
As of April 30, 2018, there was $70,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the six months ended April 30, 2018 was $77,348,066 with a related average interest rate of 3.01%. As of April 30, 2018, there was $55,174,619 outstanding in connection with the Fund’s reverse repurchase agreements. The average daily amount of the reverse repurchase agreement during the period ended April 30, 2018 was $47,651,934 with a related average interest rate of 3.12%. The average borrowings on the margin loan and reverse repurchase agreement for the six months ended April 30, 2018 was $125,000,000 at an average interest rate of 3.05%.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2018, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 -90	Greater than
	Continuous	30 days	days	90 days	Total
Common Stocks	$ –	$ –	$ –	$ 18,514,649	$ 18,514,649
Convertible Bonds	–	–	–	7,142,655	7,142,655
Corporate Bonds	–	–	–	29,517,315	29,517,315
Total Borrowings	$ –	$ –	$ –	$ 55,174,619	$ 55,174,619
Gross amount of
recognized
liabilities for
reverse
repurchase
agreements	$ –	$ –	$ –	$ 55,174,619	$ 55,174,619

As of April 30, 2018, the Fund had collateral of $236,957,130 in connection with borrowings and reverse repurchase agreements.
The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

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The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.
Note 10 – Subsequent Events:
Previously, the Boards of Trustees of Advent Claymore Convertible Securities and Income Fund II (“AGC”), Advent/Claymore Enhanced Growth & Income Fund (“LCM”) and Advent Claymore Convertible Securities and Income Fund (“AVK”) approved the merger of each of AGC and LCM with and into AVK (the “Mergers”). On May 21, 2018 each of AGC and LCM entered into a separate Agreement and Plan of Merger with AVK. Accordingly, at the Joint Annual Meeting of Shareholders to be held on July 20, 2018, shareholders of each of AGC, LCM and AVK will be asked to vote to approve the Mergers.
Subject to the necessary shareholder approvals, it is anticipated that the Mergers will occur in the third quarter of 2018. Upon completion of the Mergers, each of AGC and LCM will merge directly with and into AVK, and shareholders of each of AGC and LCM will become shareholders of AVK and will receive AVK shares, the aggregate net asset value (NAV) (not the market value) of which will equal the aggregate NAV (not the market value) of the shares of AGC or LCM, as applicable, held immediately prior to the Mergers, less merger costs. Approval of the merger of AGC into AVK is not contingent upon approval of LCM into AVK, and likewise, approval of the merger of LCM into AVK is not contingent upon approval of AGC into AVK. In the event the Mergers are consummated, the combined fund will operate pursuant to the investment policies of AVK.
Advent Capital Management, LLC (“Advent”) serves as investment adviser to AVK and investment manager to AGC and LCM. Advent is responsible for the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund. Guggenheim Funds Distributors, LLC (“GFD”) serves as servicing agent to AVK. Guggenheim Funds Investment Advisers, LLC (“GFIA”), an affiliate of GFD, serves as investment adviser to AGC and LCM. In light of the proposed Mergers, effective as of June 19, 2018, GFIA has agreed to voluntarily waive a portion of the advisory fee for each of AGC and LCM. The advisory fee for each of AGC and LCM, after giving effect to such waiver, is 0.30% of the Fund's Managed Assets. Such waiver will remain in place until the closing of the Mergers. After the Mergers, Advent will continue in its current role as investment adviser to AVK with respect to the combined fund and GFD will continue in its current role as servicing agent to AVK with respect to the combined fund.
More information regarding the proposed Mergers is provided in the Joint Proxy Statement/Prospectus that was filed on May 29, 2018 with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov).

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2018

On May 1, 2018, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on May 31, 2018 to shareholders of record on May 15, 2018.
On June 1, 2018, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on June 29, 2018 to shareholders of record on June 15, 2018.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

60 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	April 30, 2018

Federal Income Tax Information
In January 2019, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

			Number of Funds in Fund Complex** Overseen by Trustee
Name, Address and Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years and Other Affiliations		Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2007	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	51	Current: Trustee, Purpose Investments Funds (2014-present).

Daniel L. Black+ Year of birth: 1960 Trustee	Since 2007	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present). Former: Managing Director and Co-Head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate Banking at BNY Mellon (1995-1998).	3
Current: Little Sprouts, LLC (2015-present); Harlem Lacrosse & Leadership, Inc. (2014-present); Bendon Publishing International (2012-present); Antenna International, Inc. (2010-present); Bonded Services, Ltd. (2011-present).

Former: Penn Foster Education Group, Inc.
(2007-2009).

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 61

OTHER INFORMATION (Unaudited) continued	April 30, 2018

Name, Address and Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees continued:
Derek Medina+ Year of birth: 1966 Trustee	Since 2007	Current: Senior Vice President, Business Affairs at ABC News (2008-present). Former: Vice President, Business Affairs and News Planning at ABC News (2003-2008); Executive Director, Office of the President at ABC News (2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Current: Young Scholar’s Institute.
				(2005-present); Oliver Scholars
				(2011-present).

Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2007	Current: Partner, Momkus McCluskey LLC (2016-present). Former: Partner, Nyberg & Cassisppi, LLC (2000-2016); Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).	51
Current: PPM Funds (February 2018- present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked
Opportunities & Income Fund (2004- present); Western Asset Inflation-Linked Income Fund (2003-present).

Gerald L. Seizert, CFA, CIC+ Year of birth: 1952 Trustee	Since 2007	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm. Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Current: Beaumont Hospital (2012-present). Former: University of Toledo Foundation (2013-2017).

62 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2018

			Number of Funds in Fund Complex** Overseen by Trustee
Name, Address and Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served*
		Principal Occupation(s) During Past Five Years and Other Affiliations		Other Directorships Held by Trustee
Independent Trustees continued:
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2007	Current: Managing Partner, CSW Private Equity (July 2014-present), Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Former: Principal, First Atlantic Capital Ltd. (2001-2003); Managing Director in Investment Banking-the Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co.; Founding Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Current: National Association of Investment Companies (“NAIC”) (2010-present); Sprint Industrial Holdings (2007-present).

Former: Berkshire Blanket Holdings, Inc.
(2006-2016); Sqwincher Holdings (2006-2015).

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 63

OTHER INFORMATION (Unaudited) continued	April 30, 2018

			Number of Funds in Fund Complex** Overseen by Trustee
Name, Address and Year of Birth and Position(s) Held with Trust	Term of Office and Length of Time Served*

		Principal Occupation(s) During Past Five Years and Other Affiliations		Other Directorships Held by Trustee
Interested Trustee:
Tracy V. Maitland+ø Year of birth: 1960 Trustee, Chairman, President and Chief Executive Officer	Since 2007	Current: President and Founder, Advent Capital Management, LLC (2001-present). Former: President, Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address for all Trustees noted: 227 W. Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.

**	As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment
Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple
Boards of Trustees.
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital
Management, LLC, the Fund’s Investment Manager.

64 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2018

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:

Position(s) held with the Trust
Name, Address* and Year of Birth		Term of Office and Length of Time Served**
Principal Occupations During Past Five Years
Officers:
Edward C. Delk (1968)	Secretary and Chief Compliance Officer	Since 2012
Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).

Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel,
TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Tony Huang (1976)	Vice President and Assistant Secretary	Since 2014
Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).

Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).

Robert White (1965)	Treasurer and Chief Financial Officer	Since 2007	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present). Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*   Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 65

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

66 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866)488-3559 or online at www.computershare.com/investor.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 67

FUND INFORMATION	April 30, 2018

Board of Trustees	Investment Manager
Randall C. Barnes	Advent Capital Management, LLC
Daniel L. Black	New York, NY
Tracy V. Maitland*
Chairman	Investment Adviser
Derek Medina	Guggenheim Funds Investment
Ronald A. Nyberg	Advisors, LLC
Gerald L. Seizert	Chicago, IL
Michael A. Smart
Administrator
* Trustee is an “interested person” of the Fund	MUFG Investor Services (US), LLC
as defined in the Investment Company Act of	Rockville, MD
1940, as amended.
Accounting Agent and Custodian
Officers	The Bank of New York Mellon
New York, NY
Tracy V. Maitland
President and Chief Executive Officer	Transfer Agent
Computershare Trust Company, N.A.
Robert White	Jersey City, NJ
Treasurer and Chief Financial Officer
Legal Counsel
Edward C. Delk	Skadden, Arps, Slate,
Secretary and Chief Compliance Officer	Meagher & Flom LLP
New York, NY
Tony Huang
Vice President and Assistant Secretary	Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

68 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND INFORMATION continued	April 30, 2018

Portfolio Managers of the Fund
The portfolio managers of Advent Claymore Convertible Securities and Income Fund II (the “Fund”) are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Manager”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?
●	If your shares are held in a Brokerage Account, contact your Broker.
●
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866)488-3359 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Guggenheim Fund’s website at guggenheiminvestments.com or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at guggenheiminvestments.com. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 69

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(06/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AGC-SAR-0418

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)      Not applicable for a semi-annual reporting period.
(b)     There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)     There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Advent Claymore Convertible Securities & Income Fund II
By:      /s/ Tracy V. Maitland
Name: Tracy V. Maitland
Title:   President and Chief Executive Officer
Date:   July 6, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:   July 6, 2018
By:       /s/ Robert White
Name:  Robert White
Title:    Treasurer and Chief Financial Officer
Date:    July 6, 2018